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                                                                  EXECUTION COPY

Exhibit 10-1

                         ELEVENTH AMENDMENT AND CONSENT


                  ELEVENTH AMENDMENT AND CONSENT, dated as of March 31, 1996 (this "Amendment"), among FLAGSTAR CORPORATION, a Delaware corporation formerly known as TW Services, Inc. ("Flagstar"), TWS FUNDING, INC., a Delaware corporation ("Funding"), and each financial institution executing this Amendment as a "Lender" (each, a "Lender").

                  PRELIMINARY STATEMENTS:

                  1. Flagstar, Funding, the Lenders and the Co-Agents and the Managing Agent referred to therein have entered into an Amended and Restated Credit Agreement dated as of October 26, 1992 (as amended to date, the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

                  2. The Borrowers and the Lenders, on the terms and conditions stated below, have agreed to amend certain financial covenants contained in the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment of the Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

                  (a) Section 5.04(a) is amended by deleting therefrom the figure "6.50:1.00" and substituting therefor the figure "6.80:1.00".

                  (b) Section 5.04(b) is amended by deleting therefrom the figure "3.30:1.00" and substituting therefor the figure "3.40:1.00".

                  SECTION 2. Conditions of Effectiveness. This Amendment shall become effective when, and only when (a) the Managing Agent shall have received counterparts of this Amendment executed by Flagstar, Funding and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Managing Agent that such Lenders have executed this Amendment, (b) the Managing Agent shall have received the Consent attached hereto, signed by each Guarantor and each Grantor and (c) the Managing Agent shall have received a certificate of a duly authorized officer of Flagstar to the effect that each of the representations and warranties set forth in Section 3 hereof shall be true and no event shall have occurred and be continuing that, immediately prior to the effectiveness hereof, constituted a Default.

                  SECTION 3. Representations and Warranties. Flagstar represents and warrants as follows:

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                  (a) The execution, delivery and performance by each Loan Party of this Amendment and the Credit Agreement, as amended hereby, and the consummation of the transactions contemplated hereby and thereby are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene such Loan Party's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934, as amended), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time), order, writ, judgment, injunction, decree, determination or award applicable to any Loan Party, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) result in or require the creation or imposition of any Lien (other than Liens created by or permitted under the Loan Documents) upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries except, as to
         (ii) and (iii) above, as would not, and would not be reasonably likely to, have a Material Adverse Effect.

                  (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by any Loan Party of this Amendment or the Credit Agreement, as amended hereby, or for the consummation of the transactions contemplated hereby, except where the failure to obtain, take, give or make such authorizations, approvals, actions, notices or filings would not, and would not be reasonably likely to, have a Material Adverse Effect.

                  (c) This Amendment and the Consent have been duly executed and delivered by each Loan Party party thereto. Assuming that (i) this Amendment is duly executed and delivered by, and is within the power and authority of, the Required Lenders and (ii) the Credit Agreement has been duly executed and delivered by, and is within the power and authority of the Managing Agent, the Co-Agents and the Lenders, this Amendment and the Credit Agreement, as amended hereby, are the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.




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                  (c) The execution, delivery and effectiveness of this
Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Co-Agent or the Managing Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     Borrowers

                                            FLAGSTAR CORPORATION


                                            By
                                            Title:  Vice President and Treasurer


                                            TWS FUNDING, INC.


                                            By
                                             Title:  Treasurer


                                     Lenders


                                            --------------------
                                            [Print or type name of institution]


                                            By
                                             Title:





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                                     CONSENT
                                Dated as of March 31, 1996.


                  The undersigned, each a Guarantor under the Amended and Restated Guaranty dated as of November 16, 1992 (as amended to date, the "Guaranty") and a Grantor under the Amended and Restated Security Agreement dated as of November 16, 1992 (as amended to date, the "Security Agreement") in favor of the Managing Agent for the Lenders parties to the Credit Agreement referred to in the foregoing Eleventh Amendment and Consent, hereby consents to said Eleventh Amendment and Consent and hereby confirms and agrees that (i) each of the Guaranty and the Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Eleventh Amendment and Consent, each reference in each of the Guaranty and the Security Agreement to the Loan Documents or any thereof, "thereunder", "thereof" or words of like import shall mean and be a reference to the Loan Documents or such Loan Document as amended by said Eleventh Amendment and Consent and (ii) the Security Agreement and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations (as defined therein).



                                  Subsidiaries


         SIGNIFICANT SUBSIDIARIES

                  CANTEEN HOLDINGS, INC.
                  DENNY'S HOLDINGS, INC.
                  SPARTAN HOLDINGS, INC.


            By
                  President or Vice President of each of
                             the corporations listed above



        DENNY'S SUBSIDIARY GROUP

                C-B-R DEVELOPMENT CO., INC.
                DENNY'S, INC.
                DFO, INC.
                EL POLLO LOCO, INC.


        By
             President or Vice President of each of
               the corporations listed above



        DENNY'S SUBSIDIARY GROUP (continued)

                HAROLD BUTLER ENTERPRISES #607, INC.
                HAROLD BUTLER ENTERPRISES #611, INC.
                HAROLD BUTLER ENTERPRISES #718, INC.
                LA MIRADA ENTERPRISES NO. 5, INC.
                LA MIRADA ENTERPRISES NO. 6, INC.
                LA MIRADA ENTERPRISES NO. 7, INC.
                LA MIRADA ENTERPRISES NO. 8, INC.
                LA MIRADA ENTERPRISES NO. 9, INC.
                PORTIONTROL FOODS, INC.


           By
             President or Vice President of each of
               the corporations listed above



                TWS 300 CORP.
                TWS 500 CORP.
                TWS 600 CORP.
                TWS 700 CORP.
                TWS 800 CORP.


        By
             President or Vice President of each of
               the corporations listed above



                DENNY'S OF CANADA LTD.
                DENNY'S RESTAURANTS OF CANADA, LTD.


        By
             Title: Vice President



        SPARTAN SUBSIDIARY GROUP

                QUINCY'S RESTAURANTS, INC.
                FLAGSTAR ENTERPRISES, INC.
                FLAGSTAR SYSTEMS, INC.
                SPARTAN REALTY, INC.


         By
              Treasurer of each of the
                corporations listed above


         SPARTAN SUBSIDIARY GROUP (continued)

                  SPARTAN MANAGEMENT, INC.


         By
                  Title:  Treasurer



         ADDITIONAL GUARANTOR:

                  AMS HOLDINGS, INC.


         By
              Title:  President or Vice President